Exhibit 99.1 - Selected Unaudited Condensed Pro Forma Financial Information


The following unaudited pro forma consolidated balance sheet as of December 30, 2001 and unaudited pro forma consolidated statements of operations for the fiscal year ended September 30, 2001 and for the three months ended December 30, 2001 (collectively, the "Pro Forma Statements"), show the pro forma impact on the consolidated financial statements of Uniroyal Technology Corporation and subsidiaries (the "Company") as though the proposed sale of Sterling Semiconductor, Inc. ("Sterling") had taken place as of December 30, 2001 for the balance sheet or at the beginning of the respective periods for the statements of operations. Accordingly, to determine such Pro Forma Statements, the balances for Sterling, as of that date and for those periods, have been deducted from the historical Company consolidated financial statements.

The Pro Forma Statements do not purport to represent what the Company's financial position or results of operations would have been if the sale of Sterling had in fact occurred at December 30, 2001 and in the case of the condensed statements of operations at October 2, 2000 or to project the Company's financial position or results of operations at any future date or for any future periods.

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


                         UNIROYAL TECHNOLOGY CORPORATION
                        PRO FORMA CONDENSED BALANCE SHEET
                                   (UNAUDITED)
                                 (IN THOUSANDS)


                                     ASSETS


                                                                                         December 30, 2001
                                                                 ------------------------------------------------------------
                                                                                          DISPOSITION OF
                                                                                             STERLING
                                                                                          SEMICONDUCTOR
                                                                   HISTORICAL                  INC.                PRO FORMA
                                                                 -------------           ---------------           ---------
     Current assets:

        Cash and cash equivalents                                $     2,024              $         -           $     2,024

        Trade accounts receivable - net                                1,246                     (670)                  576

        Inventories                                                    6,626                   (1,100)                5,526

        Net assets of discontinued operations of UEP                   8,808                        -                 8,808

        Prepaid expenses and other current assets                      2,147                     (330)                1,817
                                                                 -----------              -----------           -----------

          Total current assets                                        20,851                   (2,100)               18,751

     Property, plant and equipment - net                              61,703                  (15,609)               46,094

     Property, plant and equipment held for sale - net                 1,597                        -                 1,597

     Investments                                                       2,326                        -                 2,326

     Goodwill - net                                                   22,743                  (10,271)               12,472

     Other assets - net                                                6,257                   (4,236)                2,021
                                                                 -----------              -----------           -----------

     TOTAL ASSETS                                                $   115,477              $   (32,216)          $    83,261
                                                                 ===========              ===========           ===========

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

                         UNIROYAL TECHNOLOGY CORPORATION
                        PRO FORMA CONDENSED BALANCE SHEET
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                      LIABILITIES AND STOCKHOLDERS' EQUITY



                                                                                      December 30, 2001
                                                                 ---------------------------------------------------------
                                                                                         DISPOSITION OF
                                                                                            STERLING
                                                                                         SEMICONDUCTOR
                                                                   HISTORICAL                 INC.              PRO FORMA
                                                                 ------------            --------------         ----------
      Current liabilities:
         Current portion of long-term debt                       $     9,490              $    (3,323)          $     6,167

         Trade accounts payable                                       10,531                   (3,677)                6,854

         Net liabilities of discontinued operations of UAS               513                        -                   513

         Net liabilities of discontinued operations of HPPI            1,504                        -                 1,504

         Accrued expenses:
           Compensation and benefits                                   4,374                     (304)                4,070
           Interest                                                      127                        -                   127
           Taxes, other than income                                      321                       (2)                  319
           Accrued income taxes                                          206                        1                   207
           Other                                                       2,797                     (619)                2,178
                                                                 -----------              -----------           -----------

           Total current liabilities                                  29,863                   (7,924)               21,939


      Long-term debt, net of current portion                          10,836                   (2,207)                8,629

      Other liabilities                                               23,692                     (808)               22,884
                                                                 -----------              -----------           -----------

           Total liabilities                                          64,391                  (10,939)               53,452
                                                                 -----------              -----------           -----------


      Minority interest                                                  225                        -                   225

      Stockholders' equity:

        Common stock                                                     327                        -                   327

        Additional paid-in capital                                   113,968                        -               113,968

        Deficit                                                      (23,909)                 (21,277) (1)          (45,186)
                                                                 -----------              -----------           -----------

                                                                      90,386                  (21,277)               69,109

        Less treasury stock at cost                                  (39,525)                       -               (39,525)
                                                                 -----------              -----------           -----------

           Total  stockholders' equity                                50,861                  (21,277)               29,584
                                                                 -----------              -----------           -----------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $   115,477              $   (32,216)          $    83,261
                                                                 ===========              ===========           ===========

 (1) Represents the net effect on deficit of the elimination of the net assets of Sterling.


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


                         UNIROYAL TECHNOLOGY CORPORATION
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                          FISCAL YEAR ENDED SEPTEMBER 30, 2001
                                                               ----------------------------------------------------------
                                                                                      DISPOSITION OF
                                                                                         STERLING
                                                                                      SEMICONDUCTOR
                                                                HISTORICAL                 INC.               PRO FORMA
                                                               -----------            --------------         -----------
      Net sales                                                $     5,063            $    (3,683)           $     1,380
      Costs and expenses:
         Costs of goods sold                                         6,721                 (5,783)                   938
         Selling and administrative                                 26,977                 (2,202)                24,775
         Depreciation and other amortization                        13,975                 (8,429)                 5,546
         Write-down of goodwill                                      9,816                 (9,816)                     -
         Loss on assets to be disposed of                            1,389                   (686)                   703
         Purchased in-process research and development                 250                      -                    250
                                                               -----------            -----------            -----------
      Loss before interest, income taxes and minority
         interest                                                  (54,065)                23,233                (30,832)
      Interest income                                                1,590                      -                  1,590
      Interest expense                                              (1,724)                   136                 (1,588)
                                                               -----------            -----------            -----------
      Loss before  income taxes and minority
         interest                                                  (54,199)                23,369                (30,830)
      Income tax expense                                            (6,549)                     -                 (6,549)
                                                               -----------            -----------            -----------

      Loss before minority interest                                (60,748)                23,369                (37,379)

      Minority interest in losses of consolidated joint
         venture                                                     8,246                      -                  8,246
                                                               -----------            -----------            -----------

      Loss from continuing operations                          $   (52,502)           $    23,369            $   (29,133)
                                                               ===========            ===========            ===========

      Loss from continuing operations per share:
        Basic and assuming dilution                            $     (2.00)                                  $    ($1.11)
                                                               ===========                                   ===========

      Average number of shares used in computation:
        Basic and assuming dilution                             26,286,148                                    26,286,148
                                                               ===========                                   ===========


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


                         UNIROYAL TECHNOLOGY CORPORATION
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                         THREE MONTH PERIOD ENDED DECEMBER 30, 2001
                                                              -----------------------------------------------------------
                                                                                       DISPOSITION OF
                                                                                          STERLING
                                                                                        SEMICONDUCTOR
                                                               HISTORICAL                   INC.              PRO FORMA
                                                              -----------             ----------------       -----------
Net sales                                                     $     2,418             $      (800)           $     1,618
Costs and expenses:
   Costs of goods sold                                              6,121                  (1,993)                 4,128
   Selling and administrative                                       5,188                  (1,559)                 3,629
   Depreciation and other amortization                              3,673                  (1,713)                 1,960
                                                              -----------             -----------            -----------

Loss before interest and income taxes                             (12,564)                  4,465                 (8,099)

Interest income                                                        38                       -                     38
Interest expense                                                     (623)                    120                   (503)
                                                              -----------             -----------            -----------

Loss before income taxes                                          (13,149)                  4,585                 (8,564)

Income tax benefit                                                     10                       -                     10
                                                              -----------             -----------            -----------

Loss from continuing operations                               $   (13,139)            $     4,585            $    (8,554)
                                                              ===========             ===========            ===========

Loss from continuing operations per share:
   Basic and assuming dilution                                $     (0.47)                                   $     (0.31)
                                                              ===========                                    ===========

Average number of shares used in computation:
   Basic and assuming dilution                                 27,877,916                                     27,877,916
                                                              ===========                                    ===========


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